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                                                                    Exhibit 10.2

                                 UNIT AGREEMENT

                                    Between

                       SPANISH BROADCASTING SYSTEM, INC.

                                      and

                       IBJ SCHRODER BANK & TRUST COMPANY

                           Dated as of March 15, 1997

         UNIT AGREEMENT dated as of March 15, 1997 between Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), and IBJ Schroder Bank & Trust Company, a bank and trust company organized and existing under the laws of the State of New York.

         WHEREAS, the Company proposes to issue 175,000 shares of its 14 1/4% Senior Exchangeable Preferred Stock (the "Senior Preferred Stock") and warrants (the "Warrants") to purchase 74,900 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), in the form of 175,000 units (the "Units"), with each Unit consisting of one share of Senior Preferred Stock and one Warrant, each to purchase .428 shares of Class A Common Stock.

         WHEREAS, the Company and IBJ Schroder Bank & Trust Company, in its capacity as warrant agent for the Warrants (the "Warrant Agent") and transfer agent for the Senior Preferred

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Stock (the "Transfer Agent") desire to appoint IBJ Schroder Bank & Trust Company to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and registration of transfers and exchanges thereof. IBJ Schroder Bank & Trust Company in such capacity is referred to herein as the "Unit Agent".

         WHEREAS, the Units will be exchangeable for the Senior Preferred Stock and Warrants represented thereby upon the earliest to occur of: (i) June 1, 1997; (ii) the date a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Act; (iii) the date notice of a Change of Control (as defined in the Certificate of Designation governing the Senior Preferred Stock) is mailed by the Company to holders of the Senior Preferred Stock as required by the Certificate of Designation governing the Senior Preferred Stock; or (iv) such earlier date as may be determined by CIBC Wood Gundy Securities Corp. with the consent of the Company. The date on which an event listed in the preceding sentence occurs is referred to as the "Separability Date."

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Appointment of Unit Agent. (a) The Company hereby appoints the Unit Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Unit Agent hereby accepts such appointment.

                  (b) The Transfer Agent and the Company hereby appoint the Unit Agent as a co-transfer agent for the Senior Preferred Stock for so long as the Senior Preferred Stock is represented by the Units. In its capacity as a co-transfer agent, the Unit Agent shall have the rights and obligations provided for a transfer agent in the Certificate of Designation governing the Senior Preferred Stock.

                  (c) The Warrant Agent and the Company hereby appoint the Unit Agent as an agent of the Warrant Agent for the


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purposes of maintaining a register of the registered owners of and the registration of transfers and exchanges of the Warrants represented by the Units.

         SECTION 2. Unit Certificates. The Units will initially be issued either in global form (the "Global Units"), or in registered form as definitive Unit certificates ("Physical Units") substantially in the form of Exhibit A attached hereto. Any certificates evidencing the Global Units to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto, and shall bear the legend set forth in Exhibit B attached hereto. Such Global Units shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the aggregate Units from time to time endorsed thereon and that the aggregate amount of outstanding Units represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the amount of outstanding Units represented thereby shall be made by the Unit Agent and Depository (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depository with respect to the Global Units until a successor shall be appointed by the Company and the Unit Agent. Upon written request, a Unit holder may receive from the Depository and Unit Agent Physical Units as set forth in Section 5 below. SECTION 3. Execution of Unit Certificates. Each Unit Certificate shall be signed on behalf of the Company by its Chairman of the Board or its President, Chief Executive Officer, Treasurer, Chief Financial Officer or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Chief Financial Officer, Treasurer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Unit Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Vice President, Treasurer, Chief Financial Officer, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Unit Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office.


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         In case any officer of the Company who shall have signed any of the
Unit Certificates shall cease to be such officer before the Unit Certificates so signed shall have been countersigned by the Unit Agent, or disposed of by the Company, such Unit Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Unit Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Unit Certificate, shall be a proper officer of the Company to sign such Unit Certificate, although at the date of the execution of this Unit Agreement any such person was not such officer.

         Unit Certificates shall be dated the date of counter-signature by the Unit Agent.

         SECTION 4. Registration and Countersignature. The Unit Agent, on behalf of the Company, shall number and register the Unit Certificates in a register as they are issued by the Company.

         Unit Certificates shall be manually countersigned by the Unit Agent and shall not be valid for any purpose unless so countersigned. The Unit Agent shall, upon written instructions of the Chairman of the Board, the President, Chief Executive Officer, a Vice President, Chief Financial Officer, Treasurer, the Secretary or an Assistant Secretary of the Company, initially countersign and deliver not more than 175,000 Units and shall thereafter countersign and deliver Units as otherwise provided in this Agreement.

         The Company and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Unit Agent shall be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. The Unit Agent shall register the transfer or exchange of any Unit Certificate or the exchange of any Unit Certificate or the exchange of Physical Units for Global Units only if all the conditions applicable to such transaction set forth in the Certificate of Designation with respect to the Senior Preferred


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Stock and in the Warrant Agreement as to the Warrants have been complied with.

         SECTION 6. Separation of the Senior Preferred Stock and Warrants. After the Separability Date, the Senior Preferred Stock and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separability Date of any Unit Certificate for exchange for Senior Preferred Stock and Warrants or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Transfer Agent and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the holder thereof in connection therewith, (ii) the Transfer Agent, if the requirements of the Certificate of Designation with respect to the Senior Preferred Stock for such transaction are met, shall promptly register, authenticate and deliver a new Senior Preferred Stock Certificate equal in number of shares of Senior Preferred Stock represented by such Unit Certificate in accordance with the direction of such holder and (iii) the Warrant Agent, if its requirements for such transactions are met, shall promptly countersign, register and deliver a new Warrant certificate for the number of Warrants previously represented by such Unit Certificate in accordance with the directions of such holder. The Warrant Agent and the Transfer Agent will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

         Following the Separability Date, no Unit Certificates shall be issued upon transfer or exchange of Unit Certificates, or otherwise.

         SECTION 7. Rights of Unit Holders. The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the number of shares of Senior Preferred Stock represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes. The Company agrees that it shall be bound by all provisions of the Certificate of Designation governing the Senior Preferred Stock, the Senior Preferred Stock, the Warrants and the Warrant Agreement and that the Senior Preferred Stock and Warrants represented by


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each Unit Certificate shall be deemed valid and obligatory obligations of the
Company.

         SECTION 8. Unit Agent. The Unit Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Units, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Company, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent or action taken or to be taken by it. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise provided.

                  (b) The Unit Agent shall not be responsible for any failure of the Company to comply with any of the covenants in this Agreement or in the Unit Certificates to be complied with by the Company.

                  (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) The Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (e) The Company agrees to pay to the Unit Agent reasonable compensation for all services rendered by the Unit Agent in the execution of this Agreement, to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Unit Agent in the execution of this Agreement and to indemnify the Unit


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Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees and actual expenses, for anything done or omitted by the Unit Agent in the execution of this Agreement except as a result of its gross negligence of bad faith.

                  (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action unless the Company or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity for any costs and expenses which may be incurred acceptable to the Unit Agent. This provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

                  (g) The Unit Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Unit Agent shall act hereunder solely as agent for the Company, the Transfer Agent and the Warrant Agent, and its duties shall be determined solely by the provisions hereof. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith or willful misconduct.


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                  (i) Before the Unit Agent acts or refrains from acting with respect to any matter contemplated by this Unit Agreement, it may require:

                           (1) an officers' certificate stating that, in the
opinion of the signers, all conditions precedent, if any, provided for in this Unit Agreement relating to the proposed action have been complied with; and

                           (2) an opinion of counsel for the Company stating
that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each officers' certificate or opinion of counsel with respect to compliance with a condition or covenant provided for in this Unit Agreement shall include:

                           (1) a statement that the person making such
certificate or opinion has read such covenant or condition;

                           (2) a brief statement as to the nature and scope of
the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such person,
he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether or not, in the opinion
of such person, such condition or covenant has been complied with.

         The Unit Agent shall not be liable for any action it takes or omits to take in good faith in reliance on any such certificate or opinion.

                  (j) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Unit Agreement. How-


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ever, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Unit Agreement.

                  (k) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the document.

                  (l) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         SECTION 9. Notices to Company and Unit Agent, Transfer Agent and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage paid, addressed

If to the Company:

                           Spanish Broadcasting System, Inc.
                           26 West 56th Street
                           New York, NY  10019
                           Attention: Chief Financial Officer
                           Facsimile: (212) 541-6904

                  with a copy to:

                           Kaye, Scholer, Fierman, Hays & Handler LLP
                           425 Park Avenue
                           New York, New York  10022
                           Attention: William E. Wallace, Jr., Esq.

If to the Unit Agent, Warrant Agent or the Transfer Agent:

                           IBJ Schroder Bank & Trust Company
                           One State Street
                           New York, NY  10004
                           Attention: Corporate Trust Agency &
                             Administration


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         The parties hereto by notice to the other parties may designate additional or different addresses for subsequent communications or notice.

         Any notice to be mailed to a holder of Units shall be mailed to him or her at the address that appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, Transfer Agent and Warrant Agent. The Unit Agent shall furnish the Company, the Transfer Agent or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the holders of the Senior Preferred Stock or Warrants and at such other times as may be reasonably requested.

         SECTION 10. Supplements and Amendments. The Company, the Transfer Agent, the Warrant Agent and the Unit Agent may from time to time supplement or amend this Agreement without the approval of any holders of Unit Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company, the Transfer Agent, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Unit Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of registered holders of a majority of the then outstanding Units.

         SECTION 11. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company, the Transfer Agent, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 12. Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.


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         SECTION 13. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

         SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        SPANISH BROADCASTING SYSTEM, INC.
                                        (a Delaware corporation)

                                        By: /s/ Raul Alarcon, Jr.
                                            -----------------------
                                            Name: Raul Alarcon, Jr.
                                            Title: President and Chief
                                                   Executive Officer

                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as Transfer Agent,
                                        Warrant Agent and Unit Agent

                                        By: /s/ James P. Freeman
                                            ------------------------
                                            Name: James P. Freeman
                                            Title: Assistant Vice President


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                                   EXHIBIT A
                               [FORM OF SECURITY]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE UNIT AGENT), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR
(F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

SPANISH BROADCASTING SYSTEM, INC.

Units Consisting of 175,000 Shares of
14 1/4% Senior Exchangeable Preferred Stock and 175,000 Warrants, each to Purchase
 .428 Shares of Class A Common Stock

No.                                                           CUSIP No. [      ]

SPANISH BROADCASTING SYSTEM, INC., a Delaware corpo-


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ration (the "Company"), which term includes any successor corporation), hereby
certifies that [           ] is the owner of [           ] Units as described
above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney on surrender of this Certificate properly endorsed. Each Unit consists of one share of 14 1/4% Senior Exchangeable Preferred Stock ("Senior Preferred Stock") and one Warrant to purchase .428 shares of Class A Common Stock, par value $.01 per share, of the Company (the "Warrants"). This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of March 15, 1997 among the Company and IBJ Schroder Bank & Trust Company, as Unit Agent (the "Unit Agent"), Transfer Agent and Warrant Agent, and is subject to the terms and provision contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Senior Preferred Stock are governed by a Certificate of Designation filed with the Secretary of State of Delaware on March 27, 1997 (the "Certificate of Designation"), and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

         Reference is made to the further provisions of this Unit Certificate contained herein, which will for all purposes have the same effect as if set forth at this place. Reference is also made to the Warrant Agreement (the "Warrant Agreement") dated as of March 15, 1997 between the Company and IBJ Schroder Bank & Trust Company, as Warrant Agent, which governs the terms of the Warrants, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. Copies of the Unit Agreement, Certificate of Designation and Warrant Agreement are on file at the office of IBJ Schroder Bank & Trust Company at One State Street, New York, New York 10004,
Attention: Corporate Trust Agency & Administration, and are available to any holder on written request and without cost.

         The Senior Preferred Stock and Warrants of the Company represented by this Unit Certificate shall be nondetachable and not separately transferable until the earliest to occur of (i) June 1, 1997, (ii) such earlier date as may be determined by CIBC Wood Gundy Securities Corp. with the consent of the Company, (iii) in the event of a Change of Control (as


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defined in the Certificate of Designation), the date the Company mails notice thereof to holders of the Senior Preferred Stock and (iv) the date a registration statement with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Securities Act of 1933, as amended.

Dated:

                                        SPANISH BROADCASTING SYSTEM, INC.

                                        By:_________________________
                                            Name:
                                            Title:

                                        By:_________________________
                                            Name:
                                            Title:

Countersigned:

IBJ SCHRODER BANK & TRUST COMPANY,
  as Unit Agent

By:______________________________
    Authorized Signatory


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                                   EXHIBIT B

                     [FORM OF LEGEND FOR GLOBAL SECURITIES]

         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

         THIS SECURITY IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT.


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Footnote continued from previous page.

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